UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2020

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2020, STRATA Skin Sciences, Inc. (the “Company”) issued a press release announcing its results of operations for the second fiscal quarter of 2020. The full text of such press release is furnished as Exhibit 99.1 to this report.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01. Regulation FD Disclosure.

On August 11, 2020, STRATA Skin Sciences, Inc. (the “Company”) issued a press release announcing its results of operations for the second fiscal quarter of 2020 and the signing of a Settlement Agreement and Release favorably resolving all pending and threatened lawsuits between the Company and Ra Medical Systems, Inc. The full text of such press release is furnished as Exhibit 99.1 to this report.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

Effective August 10, 2020, STRATA Skin Sciences, Inc. (the “Company”) entered into a Settlement Agreement and Release (Settlement Agreement”) with Ra Medical Systems, Inc. (“Ra Medical”), under which the Company and Ra Medical agreed that within five business days of final execution of the Settlement Agreement, the parties are to file stipulations and/or documentation necessary to cause each of the pending lawsuits between them and with other third-parties to be dismissed with prejudice, with each party to bear its own attorneys’ fees and costs. The pending lawsuits are: Strata Skin Sciences, Inc. and Uri Geiger v. Ra Medical Systems, Inc., civil action no. 18-21421, Court of Common Pleas, Montgomery County, Pennsylvania; and Ra Medical Systems, Inc. v. Uri Geiger, Strata Skin Sciences, Inc., and Accelmed Growth Partners, L.P., civil action no. 3:19-cv-00920, United States District Court for the Southern District of California.

As a result of the stipulations of dismissal pursuant to the Settlement Agreement, each party releases the opposing parties from any and all claims, demands, and causes of action of any kind whatsoever, whether known or unknown, fixed or contingent, asserted or unasserted, arising in contract, tort, statute, or operation of law, which they now have or ever had against any of the opposing parties, from the beginning of time to the date of the Settlement Agreement, in any way arising from or relating to the allegations, claims, causes of action, allegations and/or assertions set forth in the pending lawsuits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Settlement Agreement and Release dated as of August 10, 2020 between STRATA Skin Sciences, Inc. and Ra Medical Systems, Inc.

99.1 Press Release dated August 11, 2020 issued by STRATA Skin Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: August 11, 2020	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer